                                                                       Exhibit 6

                                                  NATIONWIDE LIFE INSURANCE COMPANY

LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE APPLICATION        P.O. BOX 182835, COLUMBUS, OHIO  43218-2835
                                                                                                     ------------------------------
                                                                                                            PART A - PAGE 1
                                                                                                     ------------------------------
----------------------
1.   INSURED 1
----------------------
Name of Insured 1 (first, middle, last)          John Doe                                         Sex        M        Age      35
                                       ---------------------------------------------------------     ---------------     ----------
State of Birth        Any State             Date of Birth   10 /  08  /  1966     Social Security Number   000   -   00   -   0000
              ----------------------------               ------------------------                        --------------------------
Address                   1 Any Street
       -------------------------------
City                      Any City             State         Any State              Zip  00000-0000     County       Any County
    ----------------------------------------         ------------------------------     --------------         --------------------
Telephone - Home      (     000  )           000-0000                Best Time To Call:                 A.M.    x  P.M.
                      ------------------------------------------                          ------            ------
Telephone - Business  (     000  )           000-0000                Best Time To Call:      x          A.M.       P.M.
                      ------------------------------------------                          ------            ------
Driver's License Number/State  A00000 / Any State                          Former Name
                             --------------------------------------------              --------------------------------------------
Occupation          Principal                                                     Annual Earned Income $         85,000
          ----------------------------------------------------------------------                        ---------------------------
Employer            Any State School District                        Kind of Business     Education
        ----------------------------------------------------------                   ----------------------------------------------
Employer's Address         2 Any Street, Any City, Any State  00000-0000
                  -----------------------------------------------------------------------------------------------------------------
Length of time in this occupation  10  Yrs.  6 Mos. Citizenship  [X] U. S.  [ ] Canada  [ ] Other  (If other, submit Foreign
                                  -----     ---                                                                        Supplement.)
----------------------
2.   INSURED 2
----------------------
Name of Insured 2 (first, middle, last)          Jane Doe                                         Sex        F        Age      33
                                       ---------------------------------------------------------     ---------------     ----------
State of Birth        Any State             Date of Birth   02 / 07  / 1968       Social Security Number   000   -   00   -   0000
              ----------------------------               ------------------------                        --------------------------
Relationship to Insured 1     Wife
                         --------------------------------------------------------
Address                   1 Any Street
       ----------------------------------------------------------------------------------------------------------------------------
City                      Any City             State         Any State              Zip  00000-0000     County       Any County
    ----------------------------------------        ------------------------------     --------------         ---------------------
Telephone - Home      (     000  )           000-0000                Best Time To Call:                 A.M.    x  P.M.
                      ------------------------------------------                          ------            ------
Telephone - Business  (     000  )           000-0000                Best Time To Call:        x        A.M.       P.M.
                      ------------------------------------------                          ------            ------
Driver's License Number/State  A00000 / Any State                          Former Name             Jane Smith
                             --------------------------------------------             ---------------------------------------------
Occupation           Teacher                                                      Annual Earned Income $         45,000
          ----------------------------------------------------------------------                        ---------------------------
Employer                   Any State School District                 Kind of Business  Education
        ----------------------------------------------------------                   --------------
Employer's Address         2 Any Street, Any City, Any State  00000-0000
                  -----------------------------------------------------------------------------------------------------------------
Length of time in this occupation  6  Yrs.  6   Mos. Citizenship   [X] U. S.  [ ] Canada  [ ] Other  (If other, submit Foreign
                                  ---     -----                                                                        Supplement.)

--------------------------------
3.   PLAN OF INSURANCE
--------------------------------
PLAN:       LAST SURVIVOR FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE
Base Amount $                           Supplemental Amount $                           Total Specified Amount $
             -------------------------                       -------------------------                          -------------------
                                                                  (Total Specified Amount = Base Amount plus Supplemental  Amount)

                                           -----------------------------------------------
                                              ADDITIONAL RIDERS (Check all that apply.)
                                           -----------------------------------------------
[ ]  Policy Split Option Rider                                  [ ]  Maturity Date Extension Endorsement for Specified Amount
[ ]  Estate Protection Rider                                    [ ]  Other Rider(s)
     $
----------------------------------------------------------------------------
DEATH BENEFIT OPTION (If no option is selected here, Option 1 is elected.)
----------------------------------------------------------------------------
[ ]  Option 1   (The Specified Amount, or a multiple of the Cash Value, whichever is greater)
[ ]  Option 2   (The Specified Amount, plus the Cash Value, or a multiple of the Cash Value, whichever is greater)
[ ]  Option 3   (The Specified Amount, plus the Premium Accumulation at    % interest or a multiple of the Cash Value, whichever is
                                                                        ---                                                greater

--------------------------
4.   TOBACCO USE
--------------------------
                                                                                        INSURED 1                    INSURED 2
A.   Have you ever used tobacco or nicotine supplements in any form?                   [ ] YES     [X] NO       [ ]  YES    [X]  NO
B.   If yes, specify the kind of tobacco or supplement, frequency and date last used.  ---------------------   --------------------
     (cigarettes, pipe, cigars, chewing tobacco, snuff, gum, patch, etc.)              ---------------------   --------------------

VLOB-0324                                                                                                                (01/2002)


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
                                                                                                        ---------------------------
                                                                                                            PART A - PAGE 2
                                                                                                        ---------------------------
-------------------------------
5.   PREMIUM AND MODE
-------------------------------
          INITIAL PREMIUM                                                      PLANNED PREMIUM
              DEPOSIT                [ ]  SINGLE PREMIUM      $                              [ ]  ANNUAL        $
       (paid with application)                                 ------------------------                          ------------------
                                     [ ]  SEMI-ANNUAL         $                              [ ]  QUARTERLY     $
                                                               ------------------------                          ------------------
$                                    [ ]  MONTHLY EFT (Complete authorization below.)        [ ]                $
-------------------------------                                                                  ------------   ------------------


                                      --------------------------------------------------------
                                               ELECTRONIC FUNDS TRANSFER AUTHORIZATION
                                      --------------------------------------------------------

Financial Institution Name:
Account                                                                Transit/ABA
Number:                                                                Number:
         ---------------------------------------------------------               --------------------------------------------------
Monthly EFT Amount $                                  [ ] *Checking (Attach a pre-printed Voided Check.  Starter Checks will not be
                    -------------------------------        accepted.)
Draft Date
          -----------------------------------------   [ ] *Savings (Attach a Voided Deposit Slip with account number and routing number.)

By providing my financial institution name and account information, I hereby authorize Nationwide Life Insurance Company (hereafter called the "Company") to initiate debit entries to my checking/savings account indicated above and the Financial Institution to debit the same such account.
--------------------------------------------------------------------------------
6.   PRIMARY/CONTINGENT BENEFICIARY DESIGNATIONS FOR INSURED 1
--------------------------------------------------------------------------------
(WHEN MORE THAN ONE BENEFICIARY IS DESIGNATED, PAYMENT TO THE SURVIVORS WILL BE MADE IN EQUAL SHARES, OR IN FULL TO THE LAST
SURVIVOR, UNLESS SOME OTHER DISTRIBUTION OF PROCEEDS IS PROVIDED.)

                                                                               DATE OF         RELATIONSHIP             SOCIAL
   %    PRIMARY     CONTINGENT             BENEFICIARY NAME                     BIRTH           TO INSURED            SECURITY #
          [ ]           [ ]                                                   /      /                                 -      -
-----                           --------------------------------------  --------------------  ---------------  --------------------
          [ ]           [ ]                                                   /      /                                 -      -
-----                           --------------------------------------  --------------------  ---------------  --------------------
          [ ]           [ ]                                                   /      /                                 -      -
-----                           --------------------------------------  --------------------  ---------------  --------------------
          [ ]           [ ]                                                   /      /                                 -      -
-----                           --------------------------------------  --------------------  ---------------  --------------------
          [ ]           [ ]                                                   /      /                                 -      -
-----                           --------------------------------------  --------------------  ---------------  --------------------
          [ ]           [ ]                                                   /      /                                 -      -
-----                           --------------------------------------  --------------------  ---------------  --------------------
--------------------------------------------------------------------------------
7.   PRIMARY/CONTINGENT BENEFICIARY DESIGNATIONS FOR INSURED 2
--------------------------------------------------------------------------------
(WHEN MORE THAN ONE BENEFICIARY IS DESIGNATED, PAYMENT TO THE SURVIVORS WILL BE MADE IN EQUAL SHARES, OR IN FULL TO THE LAST
SURVIVOR, UNLESS SOME OTHER DISTRIBUTION OF PROCEEDS IS PROVIDED.)
                                                                               DATE OF         RELATIONSHIP             SOCIAL
   %    PRIMARY     CONTINGENT             BENEFICIARY NAME                     BIRTH           TO INSURED            SECURITY #
          [ ]           [ ]                                                   /      /                                 -      -
-----                           --------------------------------------  --------------------  ---------------  --------------------
          [ ]           [ ]                                                   /      /                                 -      -
-----                           --------------------------------------  --------------------  ---------------  --------------------
          [ ]           [ ]                                                   /      /                                 -      -
-----                           --------------------------------------  --------------------  ---------------  --------------------
          [ ]           [ ]                                                   /      /                                 -      -
-----                           --------------------------------------  --------------------  ---------------  --------------------
          [ ]           [ ]                                                   /      /                                 -      -
-----                           --------------------------------------  --------------------  ---------------  --------------------
          [ ]           [ ]                                                   /      /                                 -      -
-----                           --------------------------------------  --------------------  ---------------  --------------------
-----------------------------------------------------------------------------------------
8.   OWNER  (The Insureds will own the policy jointly, unless otherwise indicated here.)
-----------------------------------------------------------------------------------------

Name of Owner (first, middle, last)                                                             Date of Birth       /        /
                                   -----------------------------------------------------------               ----------------------
Address                                                           City                             State              Zip
       ---------------------------------------------------------      ---------------------------       ------------      ---------
Relationship to Insured(s)                                                SS # / Tax ID #
                          ----------------------------------------------                  -----------------------------------------
------------------------------------------------------------
9.   CONTINGENT OWNER  (Will be Owner if Owner dies.)
------------------------------------------------------------

Name of Owner (first, middle, last)                                                             Date of Birth       /        /
                                   -----------------------------------------------------------               ----------------------
Address                                                           City                             State              Zip
       ---------------------------------------------------------      ---------------------------       ------------      ---------
Relationship to Insured(s)                                                SS # / Tax ID #
                          ----------------------------------------------                  -----------------------------------------
--------------------------------------------------------------------------------------------------------------
10.  PAYOR  (If someone other than the Insureds or the Owner is to be billed for the premium on this policy, list here.)
--------------------------------------------------------------------------------------------------------------

Payor's Name and Address

VLOB-0324

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

----------------------------------------------------------------------------
11.  INTERNAL REVENUE CODE LIFE INSURANCE QUALIFICATION TEST
----------------------------------------------------------------------------
[ ]  Guideline Premium/Cash Value Corridor Test               [ ] Cash Value Accumulation Test
                       (If no selection is made here, Guideline Premium/Cash Value Corridor Test is elected.)
-------------------------------------------------------
12.  SUITABILITY  (Must be answered to issue policy.)
-------------------------------------------------------
                                                                                                                           YES NO
A.  Do each of you understand that the Death Benefit and Surrender Value may increase or decrease depending on the
    investment experience of the Variable Account?......................................................................   [X] [ ]
B.  Do each of you believe that this policy will meet your insurance needs and financial objectives?....................   [X] [ ]
C.  Have each of you received a current copy of the prospectus?.........................................................   [X] [ ]
-------------------------------------
13.  INSURANCE INFORMATION
-------------------------------------
                                                                                                                           YES  NO
A.  Will the insurance applied for replace existing Life Insurance or Annuities on either Proposed Insured?  (If yes,
    provide details in C below.)........................................................................................   [ ] [X]
    (Complete and send replacement forms where applicable.)
B.  Is either Proposed Insured applying for Life Insurance or Annuities with any other company?  (If yes, state the person,
    company, kind of policy and Specified Amount being applied for.)....................................................   [ ] [X]
------------------------------------------------------------------------------------------------------------------------------------
C.  List all Life Insurance or Annuities now in force on each Proposed Insured, and any lapsed or surrendered within the past 5 years. If none, write "NONE".
---------------- ------ ------------- ------------------ --------------- ---------------- ---------- --------------- --------------
      TO BE                                                  POLICY                         YEAR       ACCIDENTAL       NW TERM
    REPLACED     1035     INSURED          COMPANY           NUMBER          AMOUNT        ISSUED        DEATH         CONVERSION
---------------- ------ ------------- ------------------ --------------- ---------------- ---------- --------------- --------------
[ ] Yes [ ]No     [ ]                                                    $                           $                    [ ]
---------------- ------ ------------- ------------------ --------------- ---------------- ---------- --------------- --------------
[ ] Yes [ ]No     [ ]                                                    $                           $                    [ ]
---------------- ------ ------------- ------------------ --------------- ---------------- ---------- --------------- --------------
[ ] Yes [ ]No     [ ]                                                    $                           $                    [ ]
---------------- ------ ------------- ------------------ --------------- ---------------- ---------- --------------- --------------
[ ] Yes [ ]No     [ ]                                                    $                           $                    [ ]
---------------- ------ ------------- ------------------ --------------- ---------------- ---------- --------------- --------------

(If this is a 1035, please check above and attach 1035 forms.  If this is a Nationwide Term Conversion and you are not the Owner
of the term policy or you are not converting the entire amount of the term policy, please enclose a term conversion application.)

VLOB-0324

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
                                                                                                        ---------------------------
                                                                                                             PART A - PAGE 3
                                                                                                        ---------------------------
--------------------------
14.  ALLOCATIONS
--------------------------
FOR CONTRACTS ISSUED IN STATES WHICH REQUIRE A RETURN OF PREMIUM TO A POLICY OWNER EXERCISING THE SHORT TERM RIGHT TO CANCEL; NET
PREMIUMS WILL BE ALLOCATED TO THE NATIONWIDE SEPARATE ACCOUNT TRUST MONEY MARKET FUND OR TO THE FIXED ACCOUNT IF SELECTED UNTIL THE
END OF THE RIGHT TO CANCEL PERIOD. AT THE END OF THIS PERIOD, YOUR CONTRACT VALUE WILL BE ALLOCATED TO THE SUBACCOUNTS INDICATED
BELOW. FOR STATES REQUIRING A RETURN OF CASH VALUE YOUR NET PREMIUM WILL BE ALLOCATED TO THE SUBACCOUNTS AT THE BEGINNING OF THE
SHORT TERM RIGHT TO CANCEL PERIOD. YOUR SELECTIONS MUST TOTAL 100%. MINIMUM INITIAL ALLOCATION TO ANY SINGLE SUBACCOUNT IS 1%. NO
FRACTIONAL PERCENTAGES. THESE PERCENTAGES WILL APPLY IN FUTURE YEARS BUT MAY BE CHANGED AT ANY TIME BY THE POLICY OWNER. (IF NO
ALLOCATION INDICATED, MONEY MARKET WILL BE AUTOMATICALLY SELECTED.)

MORGAN STANLEY UNIVERSAL                        STRONG                                 GARTMORE GVIT INVESTOR DESTINATIONS
INSTITUTIONAL                                         % Opportunity Fund II                  % Aggressive Fund
                                                -----                                  -----
  100   % Emerging Markets Debt Port.                                                        % Conservative Fund
------                                                                                 -----
      % Mid Cap Growth Port.                    FEDERATED INSURANCE SERIES                   % Moderately Aggressive Fund
-----                                                                                  -----
      % U. S. Real Estate Port.                       % Quality Bond Fund II                 % Moderately Conservative Fund
-----                                           -----                                  -----
                                                                                             % Moderate Fund
                                                                                       -----
AMERICAN CENTURY                                FIDELITY (SERVICE CLASS)
      % VP Income & Growth                            % VIP Equity-Income Port.        GARTMORE GVIT SUBADVISED FUNDS
-----                                           -----                                          Fund Name (Subadviser)
      % VP International                              % VIP Growth Port.                     % Balanced Fund (JP Morgan)
-----                                           -----                                  -----
      % VP Value                                      % VIP High Income Port.                % Equity Income Fund (Federated)
-----                                           -----                                  -----
                                                      % VIP Overseas Port.                   % High Income Bond Fund (Federated)
                                                -----                                  -----
NEUBERGER BERMAN                                      % VIP II Contrafund Port.              % Mid Cap Growth Fund (Strong)
                                                -----                                  -----
      % AMT Guardian Port.                            % VIP III Growth Opportunities         % Mid Cap Index Fund (Dreyfus)
-----                                           -----   Port.                          -----
      % AMT Mid-Cap Growth Port.                                                             % Multi Sector Bond Fund
-----                                                                                  -----   (Miller, Anderson & Sherrerd)
      % AMT Partners Port.                                                                   % Small Cap Growth Fund (Multi
-----                                                                                  -----   Managers)
                                                JANUS ASPEN SERIES (SERVICE SHARES)          % Small Cap Value Fund (Dreyfus)
DREYFUS                                               % Capital Appreciation Port.     -----
                                                -----                                        % Small Company Fund (Multi Managers)
      % VIF Appreciation Port.                        % Global Technology Port.        -----
-----                                           -----
      % Stock Index Fund                              % International Growth Port.
-----                                           -----
      % Socially Responsible Growth Fund
-----
                                                GARTMORE GVIT                          NATIONWIDE LIFE INSURANCE CO.
OPPENHEIMER                                           % Emerging Markets Fund                % Fixed Account
                                                -----                                  -----
      % Aggressive Growth Fund/VA                     % Global Technology and
-----                                           -----   Communications Fund
      % Capital Appreciation Fund/VA                                                   OTHER AVAILABLE FUNDS
-----                                                 % Government Bond Fund                 %
      % Global Securities Fund/VA               -----                                  -----   ------------------------------------
-----                                                 % Growth Fund                          %
      % Main Street Growth & Income Fund/VA     -----                                  -----   ------------------------------------
-----                                                 % International Growth Fund            %
                                                -----                                  -----   ------------------------------------
                                                      % Money Market Fund
VAN ECK                                         -----
                                                      % Total Return Fund
      % Worldwide Emerging Markets Fund         -----
-----                                                 % Worldwide Leaders Fund
      % Worldwide Hard Assets Fund
-----                                           -----

------------------------------------------------------------------------------------------------------
15.  OPTIONAL ELECTIONS  (If no election options are chosen, then the election options will be "no".)
------------------------------------------------------------------------------------------------------
                                                                                                                             YES NO
A.   Do you elect that monthly cost of insurance charges be deducted solely from the Money Market Fund as long as it is adequately funded?....................................................................................................  [X] [ ]
B.   Do you elect Automated Dollar Cost Averaging?.........................................................................  [ ] [X]
     (If yes, complete Automated Dollar Cost Averaging form.)
C.   Do you elect Asset Rebalancing?.......................................................................................  [ ] [X]
     (If yes, complete Asset Rebalancing form.)
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VLOB-0324


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
                                                                                                        ---------------------------
                                                                                                              PART A - PAGE 4
                                                                                                        ---------------------------
-------------------------------------
16.  PERSONAL INFORMATION
-------------------------------------
                                                                                                                             YES NO
A.   Has either Proposed Insured ever had any application for Life or Health Insurance (or for reinstatement of Life or
     Health Insurance) declined, postponed, rated-up or limited?  (If yes, provide details below.).........................  [ ] [X]
B.   Has either Proposed Insured ever applied for or received disability payments for any illness or injury?  (If yes, provide details below.)...............................................................................................  [ ] [X]
C.   In the past 3 years, has either Proposed Insured engaged in, or intend to engage in:
       flying as a pilot, student pilot, or crew member; organized racing of an automobile, motorcycle, or any type of motor-powered vehicle, scuba diving, mountain climbing, hang gliding, parachuting, sky diving, bungee jumping, or any type of body-contact or life-threatening sport?  (If yes, complete an Aviation/Hazardous Activities
       Questionnaire.).....................................................................................................  [ ] [X]

D.   Has either Proposed Insured ever had your driver's license suspended or revoked; or been convicted of driving while impaired or intoxicated, or been convicted in the past three years of more than one moving violation? (If yes, give full details below.)..................................................................................................  [ ] [X]
E.   Except as prescribed by a physician, has either Proposed Insured ever used, or been convicted for sale or possession of cocaine or any other narcotic or illegal drug? (If yes, complete Drug Questionnaire.).................................  [ ] [X]
F.   Has either Proposed Insured had any bankruptcies in the past 7 years or have any suits pending or judgments against them at this time?....................................................................................................  [ ] [X]
G.   Has either Proposed Insured ever been convicted of a felony, misdemeanor, or any other crime? (If yes, provide details below.)...............................................................................................................  [ ] [X]
H.   Does either Proposed Insured plan to travel or reside outside of the United States or Canada? (If yes, complete
     Supplement for Foreign Nationals or Travel.)..........................................................................  [ ] [X]
I.   Physician's Name, Address, and Phone Number for Insured 1, DATE AND REASON LAST CONSULTED.
                                                                                                -----------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
J.   Physician's Name, Address, and Phone Number for Insured 2, DATE AND REASON LAST CONSULTED.
                                                                                               ------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Details of any yes answers:
                           --------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

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------------------------------------------------------------------
17.  SPECIAL INSTRUCTIONS/HOME OFFICE ENDORSEMENTS
------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

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VLOB-0324
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
                                                                                                        ---------------------------
                                                                                                                 PART B
                                                                                                        ---------------------------
--------------------------------------
1.   PHYSICAL MEASUREMENTS
--------------------------------------
--------------- ----------------- --------------------- --------------------- -----------------------------------------------------
   INSURED           HEIGHT          WEIGHT CURRENT       WEIGHT 1 YR AGO                   REASON FOR WEIGHT GAIN OR LOSS
--------------- ----------------- --------------------- --------------------- -----------------------------------------------------
Insured 1          6 Ft.  2 In.        185     Lbs.          185      Lbs.
--------------- ----------------- --------------------- --------------------- -----------------------------------------------------
Insured 2          5 Ft.  8 In.        130     Lbs.          130      Lbs.
--------------- ----------------- --------------------- --------------------- -----------------------------------------------------
------------------------------------------------------------------------------------------------------------------
2.   MEDICAL QUESTIONS  (For each yes answer, check the appropriate item, and provide details in number 5 below.)
------------------------------------------------------------------------------------------------------------------
To the best of your knowledge and belief, in the past 10 years has either Proposed Insured been treated for, taken
medication for or been diagnosed by the medical profession as having:                                                       YES NO
A.   Heart attack, angina, or other chest pain, high blood pressure, shortness of breath, palpitations, heart murmur, phlebitis, or any other disorder of the heart or blood vessels?....................................................... [ ] [X]
B.   Headaches, seizures, epilepsy, stroke, Alzheimer's disease, Parkinson's disease, multiple sclerosis, or depression, neurosis, affective disorder, psychosis, or any other brain, nervous, or mental disorder?............................. [ ] [X]
C.   Asthma, emphysema, tuberculosis, chronic bronchitis, or any other disease of the lungs or respiratory system?......... [ ] [X]
D.   Any disease or disorder of the eyes, ears, nose or throat?............................................................ [ ] [X]
E.   Colitis, ulcer, persistent diarrhea, rectal bleeding, or any other disease or disorder of the digestive tract?........ [ ] [X]
F.   Kidney stones, nephritis, sugar, protein or blood in the urine, sexually transmitted diseases, any disease or disorder of the kidneys, bladder, prostate, or breasts, or any other disease of the urinary tract or reproductive system?...... [ ] [X]
G.   Diabetes, hepatitis, cirrhosis, or any other disease of the liver, pancreas, or thyroid?.............................. [ ] [X]
H.   Cancer, or any malignant or benign tumor or cyst, or any chronic disease of the skin or lymph glands?................. [ ] [X]
I.   Arthritis, rheumatoid arthritis, osteoporosis, gout, or any paralysis or chronic back or muscle condition?............ [ ] [X]
J.   Alcoholism, alcohol use, narcotic addiction, drug use, or hallucinations?............................................. [ ] [X]
K.   AIDS (Acquired Immune Deficiency Syndrome), or any other AIDS-related condition, or received a positive result of an
     HIV (Human Immunodeficiency Virus) test?.............................................................................. [ ] [X]
------------------------------------------------------------------------------------------------------------------------------------
3.   SUPPLEMENTAL MEDICAL INFORMATION  (For each yes answer, check the appropriate item, and provide details in number 5 below.)
------------------------------------------------------------------------------------------------------------------------------------
Within the past five years, has either Proposed Insured:                                                                     YES NO
A.   Consulted, or been examined or treated by any physician, chiropractor, or other medical practitioner or by any hospital, clinic, or other medical facility not previously mentioned? ................................................ [ ] [X]
     (If it was for a "check up", annual physical, employment physical, etc., so state and give findings and results in #5 below.)
B.   Had any disease, disorder, injury, or operation not previously mentioned?............................................. [ ] [X]
C.   Had any x-rays, electrocardiograms, or other medical tests for reasons not covered above?............................. [ ] [X]
D.   Been advised to have any surgery, hospitalization, treatment, or test that was not completed?......................... [ ] [X]
----------------------------
4.   FAMILY HISTORY
----------------------------
                                                                                                                            YES NO
Has either parent, or any sibling, of either Proposed Insured, experienced death prior to age 60 due to cardiovascular disease or cancer?......................................................................................................... [ ] [X]
(If yes, provide name of Insured, relationship to Insured, age at death, cause, and location of tumor if due to cancer.)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------
5.   DETAILS OF MEDICAL HISTORY
-----------------------------------------
---------------- -------------- ----------------- ---------------------------------------------------------------------------------
  QUESTION #                                      DETAILS - GIVE DATES, CONDITION,  TREATMENT,  RESULTS, PHYSICIAN AND/OR HOSPITAL
  AND LETTER         DATES          INSURED       NAMES, ADDRESSES AND TELEPHONE NUMBERS, ETC.
---------------- -------------- ----------------- ---------------------------------------------------------------------------------

---------------- -------------- ----------------- ---------------------------------------------------------------------------------

---------------- -------------- ----------------- ---------------------------------------------------------------------------------

---------------- -------------- ----------------- ---------------------------------------------------------------------------------

---------------- -------------- ----------------- ---------------------------------------------------------------------------------

---------------- -------------- ----------------- ---------------------------------------------------------------------------------

---------------- -------------- ----------------- ---------------------------------------------------------------------------------

---------------- -------------- ----------------- ---------------------------------------------------------------------------------

---------------- -------------- ----------------- ---------------------------------------------------------------------------------

---------------- -------------- ----------------- ---------------------------------------------------------------------------------

---------------- -------------- ----------------- ---------------------------------------------------------------------------------

---------------- -------------- ----------------- ---------------------------------------------------------------------------------

VLOB-0324

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
                                                                                                        ---------------------------
                                                                                                                  PART C
                                                                                                        ---------------------------
-------------------------------------------
TAXPAYER IDENTIFICATION NUMBER
-------------------------------------------
Under the Interest and Dividend  Compliance Act of 1983,  persons owning insurance policies are required to provide the Company with certification  that  their  taxpayer  identification  number  is  correct.  (For most  individuals,  this is their  Social  Security
Number.) If you do not provide us with  certification  of this number,  you may be subject to a $50 penalty  imposed by the Internal
Revenue  Service.  In addition,  we will be forced to withhold 31% from interest and other  payments we make to you (known as backup withholding).  It is not an  additional  tax,  since the amount  withheld  may be applied  against any tax you owe.  If  withholding results in an overpayment of taxes, a refund may be available.

[ ]  Check this box if the Internal Revenue Service has notified you that you are subject to backup withholding.

OTHERWISE,  YOUR SIGNATURE ON THIS  APPLICATION IS  CERTIFICATION  THAT THE TAXPAYER  IDENTIFICATION  NUMBER ON THIS  APPLICATION IS
TRUE,  CORRECT,  AND COMPLETE.  THE INTERNAL  REVENUE  SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER
THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

                                                 --------------------------
                                                      IMPORTANT NOTICE
                                                 --------------------------
I UNDERSTAND  THAT THE DEATH BENEFIT UNDER A VARIABLE LIFE  INSURANCE  POLICY MAY INCREASE OR DECREASE,  DEPENDING ON THE INVESTMENT
RETURN ON THE  SUBACCOUNT(S)  I SELECT.  REGARDLESS  OF  INVESTMENT  RETURN,  THE DEATH BENEFIT CAN NEVER BE LESS THAN THE SPECIFIED
AMOUNT,  AS LONG AS THE POLICY IS IN FORCE.  THE  CONTRACT  VALUE MAY INCREASE OR DECREASE ON ANY DAY,  DEPENDING ON THE  INVESTMENT
RETURN FOR THE POLICY. NO MINIMUM CONTRACT VALUE IS GUARANTEED.  ON REQUEST,  WE WILL FURNISH  ILLUSTRATIONS OF BENEFITS,  INCLUDING
DEATH BENEFITS AND CONTRACT VALUES FOR A VARIABLE LIFE INSURANCE POLICY AND A FIXED LIFE INSURANCE POLICY FOR THE SAME PREMIUM.

                                  -------------------------------------------------------
                                           AGREEMENT, AUTHORIZATION AND SIGNATURES
                                  -------------------------------------------------------
I have read this  application.  I understand  each of the  questions.  All of the answers and  statements  on this form are complete and true to the best of my knowledge and belief.  I understand and agree that:
A.   This  application,  any  amendments to it, and any related  medical  examinations  will become a part of the Policy and are the basis of any insurance issued upon this application.
B.   Any person who submits an application or a claim containing a false or deceptive statement,  and does so with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, is guilty of insurance fraud.
C.   No medical  examiner and no producer of Nationwide  may accept risks or make or change any contract,  or waive or change any of the Company's rights or requirements.
D.   If the full first premium payment is made in exchange for a Temporary  Insurance Receipt (with the same date and number as this form), Nationwide will only be liable to the extent set forth in that receipt.
E.   IF THE FULL FIRST PREMIUM IS NOT PAID WITH THIS  APPLICATION,  THEN  INSURANCE  WILL ONLY TAKE EFFECT WHEN ALL OF THE FOLLOWING
     CONDITIONS ARE MET:
     1.  IF A POLICY IS ISSUED BY NATIONWIDE AND IS ACCEPTED BY ME; AND
     2.  IF THE FULL FIRST PREMIUM IS PAID; AND
     3.  IF ALL THE ANSWERS AND STATEMENTS MADE ON THE APPLICATION,  MEDICAL  EXAMINATION(S)  AND AMENDMENTS  CONTINUE TO BE TRUE TO
         THE BEST OF MY KNOWLEDGE AND BELIEF.

I have received the pre-notice form of the Fair Credit  Reporting Act of 1970 and the Medical  Information  Bureau  disclosure form.
I certify that the Social Security Number given is correct and complete.

I authorize:  any licensed physician or medical practitioner;  any hospital,  clinic or other medical or medically related facility;
any insurance company;  the Medical Information  Bureau; or any other  organization,  institution or person who has knowledge of me;
to give that information to the Medical Director of the Nationwide Life Insurance Company,  or its reinsurers.  This  authorization, or a copy of it, will be valid for a period of not more than two and one-half years (30 months) from the date it was signed.

Signed at                     Any City, Any State                       , on             January 3                      ,    2002 .
          -------------------------------------------------------------      ------------------------------------------   ---------
                                  City/State                                                 Month/Day                        Year

I have truly and accurately recorded all Proposed Insured's answers on this application and have witnessed his/her/their signature(s)
hereon.                                                                                            John Doe
                                                                      -------------------------------------------------------------
To the best of my knowledge, the insurance applied for [ ] will                              Name of Insured 1
[X] will not (CHECK ONE) replace any life, health, and/or
annuity.                                                                                          John Doe
                                                                      -------------------------------------------------------------
                                                                                          Signature of Insured 1
              Ed Agent                              Any Firm
--------------------------------------------------------------------                              Jane Doe
  Producer's Name (Print)                                  Firm       -------------------------------------------------------------
                                                                                             Name of Insured 2

              Ed Agent                            000-000-0000                                    Jane Doe
--------------------------------------------------------------------  -------------------------------------------------------------
  Producer's Signature                                      SSN                           Signature of Insured 2

                                                                      -------------------------------------------------------------
                                                                          Signature of Applicant/Owner (if other than the Insured)
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VLOB-0324



                                                                                                        ---------------------------
                                                                                                                 PART D
                                                                                                        ---------------------------

       ---------------------------------------------------------------------------------------------------------------------
                                                          IMPORTANT NOTICE
                                                 DETACH AND GIVE TO PROPOSED INSURED
                            PRE-NOTICE OF PROCEDURES AS REQUIRED BY THE FAIR CREDIT REPORTING ACT OF 1970
       ---------------------------------------------------------------------------------------------------------------------

This notice is to inform you that as part of our normal underwriting procedures in connection with an application for insurance:

A.   An investigative  consumer report may be made whereby  information is obtained through personal interviews with your neighbors, friends or others with whom you are  acquainted.  This inquiry will include  information as to character,  general  reputation, personal  characteristics and mode of living, except as may be related directly or indirectly to your sexual orientation,  with respect to you, members of your family,  and others having an interest in or closely connected with the insurance  transaction;
     and

B.   Upon your written  request,  made within a reasonable  time after you receive this  notice,  additional  information  as to the nature and scope of the  investigation,  if one is made,  will be  provided.  Requests  for  additional  information  should be addressed to Nationwide Life Insurance Company, P.O. Box 182835, Columbus, Ohio  43218-2835.


------------------------------------------------------------------------
             MEDICAL INFORMATION BUREAU DISCLOSURE NOTICE
------------------------------------------------------------------------

Information  regarding your insurability  will be treated as confidential.  Nationwide Life Insurance  Company,  or its reinsurer(s)
may,  however,  make a brief  report  thereon to the Medical  Information  Bureau,  a  non-profit  membership  organization  of life insurance  companies,  which  operates an  information  exchange on behalf of its  members.  If you apply to another  Bureau  member company for life or health  insurance  coverage or a claim for benefits is submitted to such a company,  the Bureau,  upon  request, will supply such company with the information in its file.

Upon  receipt of a request  from you,  the Bureau  will  arrange  disclosure  of any  information  it may have in your file.  If you question the accuracy of information  in the Bureau's file, you may contact the Bureau and seek a correction in accordance  with the procedures  set forth in the Federal Fair Credit  Reporting Act. The address of the Bureau's  information  office is Post Office Box
105, Essex Station, Boston, Massachusetts 02112, telephone number (617) 426-3660.

Nationwide Life Insurance  Company or its  reinsurer(s) may also release  information in its file to other life insurance  companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.
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VLOB-0324

                                                                                                        ---------------------------
                                                                                                                  PART E
                                                                                                        ---------------------------

                                -------------------------------------------------------------------
                                                    TEMPORARY INSURANCE AGREEMENT
                                -------------------------------------------------------------------

                                          NATIONWIDE LIFE INSURANCE COMPANY, COLUMBUS, OHIO

--------------------------
     HEALTH QUESTION
--------------------------
Has either Proposed Insured:                                                                                                 YES NO

   within the past 10 years, been treated for, consulted a physician, or been diagnosed by a physician as having: angina, or chest pain or discomfort; heart attack, heart murmur, or any other heart disorder; epilepsy, stroke or diabetes; Acquired
   Immune Deficiency Syndrome (AIDS), any AIDS-related disorder or positive HIV (Human Immunodeficiency Virus) test result;
   any brain, nervous, or mental disorder, any drug or alcohol addiction; any kidney disorder (other than kidney stones); or
   any cancer or other malignancy?.........................................................................................  [ ] [X]

If the above  question is answered YES or LEFT BLANK,  NO COVERAGE will take effect under this  Agreement and no  representative  of
Nationwide Life Insurance Company is authorized to accept money, and/or provide a temporary insurance receipt to the applicant.

                                                          ----------------
                                                               RECEIPT
                                                          ----------------

This  Agreement  provides a limited amount of life insurance  coverage,  for a limited period of time,  subject to the terms of this

Agreement.  Advance payment in the amount of $ 324.83  is made for $  100,000  death benefit  (Specified  Amount  on the
                                             ---------             ------------
application or $1,000,000 whichever is less) on the lives of              John Doe                             Jane Doe
                                                              ---------------------------------------------------------------------
                                                                                   NAME OF PROPOSED INSURED

          NOTE: MAKE ALL CHECKS PAYABLE TO NATIONWIDE. DO NOT MAKE CHECKS PAYABLE TO THE PRODUCER OR LEAVE THE PAYEE BLANK.

                                                  -------------------------------
                                                        TERMS AND CONDITIONS
                                                  -------------------------------
             ---------------------------------------------------------------------------------------------------------
                         AMOUNT OF COVERAGE - $1,000,000 OVERALL MAXIMUM FOR ALL APPLICATIONS OR AGREEMENTS
             ---------------------------------------------------------------------------------------------------------
If money has been accepted by Nationwide as advance payment for an application for Life Insurance and any Proposed Insured dies while this temporary insurance is in effect, Nationwide will pay to the designated beneficiary the lesser of (a) the amount of death benefits, if any, which would be payable under the policy and its riders if issued as applied for, excluding any accidental death benefits, or (b) $1,000,000. This total benefit limit applies to all insurance applied for under this and any other current applications to Nationwide and any other Temporary Insurance Agreements for Life Insurance whether applied for on the life or lives of one or more Proposed Insureds. (NOTE: No death benefit is payable under this Agreement for any Last Survivor coverages unless both Proposed Insureds under such coverages had died.)

------------------------------------------------------------------
DATE COVERAGE TERMINATES - 60 DAY MAXIMUM COVERAGE
------------------------------------------------------------------
Temporary Life Insurance under this Agreement will terminate automatically on the earliest of:
A.  60 DAYS from the date of this Agreement, or
B.  the date any policy is offered to the Applicants in connection with the above application, or
C.  five days after the date,  Nationwide  mails notice of termination of coverage and refund of the advance  payment to the premium notice address designated in such application.

------------------
LIMITATIONS
------------------
This  Agreement  does not  provide  benefits  unless a full first  premium for the mode  selected  has been paid at the time of this application.
Fraud or material  misrepresentation  in the application or in the answers to the Health questions of this Agreement invalidate this agreement and Nationwide's only liability is for refund of any payment made.
No one is  authorized  to accept  money on Proposed  Insureds  under 15 days of age or over the age of 70 (nearest  birthday) on the date of the Agreement, nor will any coverage  take effect.
If any Proposed Insured dies by suicide, Nationwide's liability under this Agreement is limited to a refund of the payment made.
There is no coverage under this Agreement if the check submitted as payment is not honored by the bank on first presentation.
No one is authorized to waive or modify any of the provisions of this Agreement.
I HAVE  RECEIVED A COPY OF AND HAVE READ THIS  AGREEMENT  AND  DECLARE  THAT THE ANSWERS  ARE TRUE TO THE BEST OF MY  KNOWLEDGE  AND
BELIEF.  I UNDERSTAND AND AGREE TO ALL ITS TERMS.

Dated        01              03            2002                      X                              John Doe
     -------------------------------------------------------------    --------------------------------------------------------------
              MONTH                  DAY                YEAR                                 SIGNATURE OF INSURED 1

                             Ed Agent                                X                              Jane Doe
------------------------------------------------------------------    --------------------------------------------------------------
                       SIGNATURE OF PRODUCER                                                 SIGNATURE OF INSURED 2

                                                                     X
                                                                      --------------------------------------------------------------
                                                                            APPLICANT/OWNER'S SIGNATURE (IF OTHER THAN INSURED)


----------------------------
NOTICE TO APPLICANT
----------------------------
You should retain copy 2 of this Agreement.  The original must remain with the application and will be retained by Nationwide.
Any person who, with intent to defraud or knowing that he is  facilitating  a fraud against an insurer,  submits an  application  or files a claim containing a false or deceptive statement is guilty of insurance fraud.

VLOB-0324                  COPY 1 - SEND TO HOME OFFICE WITH APPLICATION        COPY 2 - RETAINED BY PROPOSED INSURED
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